SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549



                                        FORM 8-K


                                    CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported): July 31, 2003


                                     MERISEL, INC.
                (Exact Name of Registrant as Specified in Charter)

         Delaware                   0-17156                     95-4172359
(State or Other Jurisdiction     (Commission File            (I.R.S. Employer
       of Incorporation)               Number)              Identification No.)



          200 Continental Boulevard, El Segundo, California 90245-0948
                (Address of Principal Executive Offices) (Zip Code)

                                 (310) 615-3080
                          (Registrant's Telephone Number,
                                Including Area Code)


                                   Not applicable
       (Registrant's Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

                  On July 30, 2003, the Company issued a press release announcing its earnings for the period ended June 30, 2003. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

                           99.1- Press Release dated June 30, 2003

                                SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  MERISEL, INC.



                                  By:      /s/Timothy N. Jenson
                                          -----------------------------------
                                           TIMOTHY N. JENSON
                                           Chief Executive Officer and President


Date:    July 31, 2003